Exhibit 4(b)
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                             TXU ENERGY COMPANY LLC

                              OFFICER'S CERTIFICATE
                                      1-D-1

                 ESTABLISHING THE FORM AND CERTAIN TERMS OF THE
        6.125% SENIOR NOTES DUE 2008 AND THE 7.000% SENIOR NOTES DUE 2013

     The undersigned, Kirk R. Oliver, the Treasurer and Assistant Secretary of TXU Energy Company LLC (the "Company") (all capitalized terms used herein that are not defined herein but are defined in the Indenture referred to below shall have the meanings specified in the Indenture), pursuant to a Board Resolution dated January 8, 2002 and Sections 201 and 301 of the Indenture, does hereby certify to The Bank of New York (the "Trustee"), as Trustee under the Indenture (For Unsecured Debt Securities) of the Company dated as of March 1, 2003 (the "Indenture") that:

1. The Securities of the first series to be issued under the Indenture (the "2008 Notes") shall be initially issued in a series designated "6.125% Senior Notes due 2008"; and the Securities of the second series to be issued under the Indenture (the "2013 Notes," and together with the 2008 Notes, the "Notes") shall be initially issued in a series designated "7.000% Senior Notes due 2013." The 2008 Notes shall be in substantially the form set forth in Exhibit A hereto, and the 2013 Notes shall be in substantially the form set forth in Exhibit B hereto.

2. The 2008 Notes shall mature and the principal shall be due and payable together with all accrued and unpaid interest thereon on March 15, 2008, and the 2013 Notes shall mature and the principal shall be due and payable together with all accrued and unpaid interest thereon on March 15, 2013.

3. The Notes shall bear interest as provided in the applicable form thereof set forth in Exhibits A and B hereto. The Interest Payment Dates for the Notes shall be March 15 and September 15 of each year, commencing September 15, 2003.

4. Each installment of interest on a Note shall be payable as provided in the applicable form thereof set forth in Exhibits A and B hereto.

5. The principal of, premium, if any, and each installment of interest on the Notes shall be payable and registration of transfers and exchanges in respect of the Notes may be effected, at the office or agency of the Company in The City of New York; and notices and demands to or upon the Company in respect of the Notes may be served at the office or agency of the Company in The City of New York; the Corporate Trust Office of the Trustee will initially be the agency of the Company for such payment, registration and registration of transfers and exchanges and service of notices and demands, and the Company hereby appoints the Trustee as its agent for all such purposes; and the Trustee will initially be the Security Registrar and the Paying Agent for the Notes; provided, however, that the


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     Company reserves the right to change, by one or more Officer's
     Certificates, any such office or agency and such agent.

6. The Regular Record Dates for the interest payable on any given Interest Payment Date with respect to the Notes shall be the 15th calendar day next preceding the relevant Interest Payment Date.

7. The Notes of each series are subject to redemption as provided in the forms thereof set forth in Exhibits A and B hereto.

8. Except as provided otherwise in paragraph 10 below, the Notes shall be initially issued in global form registered in the name of Cede & Co. (as depositary for The Depository Trust Company ("DTC"); provided, that the Company reserves the right to provide for another depositary, registered as a clearing agency under the Exchange Act, to act as depositary for the global Notes (DTC and any such successor depositary, the "Depositary"); beneficial interests in Notes issued in global form may not be exchanged in whole or in part for individual certificated Notes in definitive form, and no transfer of a global Note in whole or in part may be registered in the name of any Person other than the Depositary or its nominee except that if the Depositary (A) has notified the Company that it is unwilling or unable to continue as depositary for the global Notes or (B) has ceased to be a clearing agency registered under the Exchange Act and, in either case, a successor depositary for such global Notes has not been appointed, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Notes, will authenticate and deliver Notes in definitive certificated form in an aggregate principal amount equal to the principal amount of the global Notes representing such Notes in exchange for such global Notes, such definitive Notes to be registered in the names provided by the Depositary; each global Note (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of the outstanding Notes to be represented by such global Note (ii) shall be registered in the name of the Depositary or its nominee, (iii) shall be delivered by the Trustee to the Depositary, its nominee, any custodian for the Depositary or otherwise pursuant to the Depositary's instruction and (iv) shall bear a legend restricting the transfer of such global Note to any person other than the Depositary or its nominee; none of the Company, the Trustee, any Paying Agent or any Authenticating Agent will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests in a global Note or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests; the Notes in global form will contain restrictions on transfer, substantially as described in the form set forth in Exhibits A and B hereto.

9. The Notes will be initially issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). Each Note, whether in a global form or in a certificated form, shall bear the non-registration legend and the registration rights legend in substantially the form set forth in such form, unless otherwise agreed by the Company, such agreement to be confirmed in writing to the Trustee. Nothing in the Indenture, the Notes or this certificate shall be construed to require the Company to register any Notes under the Securities Act, unless otherwise


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     expressly agreed by the Company, confirmed in writing to the Trustee, or to make any transfer of such Notes in violation of applicable law. The Company will enter into a registration rights agreement with the initial purchasers of the Notes pursuant to which, among other things, the Notes may be exchanged for notes registered under the Securities Act (the "Exchange Notes"). The Exchange Notes shall be in substantially the form of Exhibit A, with respect to the Exchange Notes issued in exchange for the 2008 Notes, and Exhibit B, with respect to the Exchange Notes issued in exchange for the 2013 Notes, but in each case without the non-registration legend, the registration rights legend, the provisions restricting transfers and resales of the Notes, the Certificate of Transfer and the form of Accredited Investor Certificate. The Trustee, at the request of the Company, shall authenticate and deliver the Exchange Notes in exchange for an equal principal amount of Notes of such series.

10. It is contemplated that beneficial interests in Notes owned by qualified institutional buyers (as defined in Rule 144A under the Securities Act) ("QIBs") or sold to QIBs in reliance upon Rule 144A under the Securities Act will be represented by one or more separate certificates in global form registered in the name of Cede & Co., as registered owner and as nominee for DTC; beneficial interests in Notes sold to foreign purchasers pursuant to Regulation S under the Securities Act will be evidenced by one or more separate certificates in global form (each a "Regulation S Global Certificate") and will be registered in the name of Cede & Co., as registered owner and as nominee for DTC for the accounts of Euroclear and Clearstream Banking; prior to the 40th day after the date of initial issuance of the Notes, beneficial interests in a Regulation S Global Certificate may be held only through Euroclear or Clearstream Banking, other than beneficial interests sold in accordance with Rule 144A or to IAIs (as defined below); Notes acquired by Institutional Accredited Investors (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) ("IAIs") and other eligible transferees, who are not QIBs and who are not foreign purchasers pursuant to Regulation S under the Securities Act, will be in certificated form.

     In connection with any transfer of Notes, the Trustee, the Security Registrar and the Company shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the certificates and other information (in the forms attached hereto as Exhibits A and B, for use in connection with the transfer of the Notes in certificated form, or Exhibit C, for use in connection with the transfer of beneficial interests in one certificate in global form to another certificate or to a Note in certificated form, or otherwise) received from the Holders and any transferees of any Notes regarding the validity, legality and due authorization of any such transfer, the eligibility of the transferee to receive such Note and any other facts and circumstances related to such transfer.

11. The Trustee, the Security Registrar and the Company will have no responsibility under the Indenture for transfers of beneficial interests in the Notes, for any depositary records of beneficial interests or for any transactions between the Depositary and beneficial owners.

12. If the Company shall make any deposit of money and/or Eligible Obligations with respect to any Notes, or any portion of the principal amount thereof,


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     as contemplated by Section 701 of the Indenture, the Company shall not deliver an Officer's Certificate described in clause (z) in the first paragraph of said Section 701 unless the Company shall also deliver to the Trustee, together with such Officer's Certificate, either:

          (a) an instrument wherein the Company, notwithstanding the satisfaction and discharge of its indebtedness in respect of such Notes, shall assume the obligation (which shall be absolute and unconditional) to irrevocably deposit with the Trustee or Paying Agent such additional sums of money, if any, or additional Eligible Obligations (meeting the requirements of Section 701), if any, or any combination thereof, at such time or times, as shall be necessary, together with the money and/or Eligible Obligations theretofore so deposited, to pay when due the principal of and premium, if any, and interest due and to become due on such Notes or portions thereof, all in accordance with and subject to the provisions of said Section 701; provided, however, that such instrument may state that the obligation of the Company to make additional deposits as aforesaid shall be subject to the delivery to the Company by the Trustee of a notice asserting the deficiency accompanied by an opinion of an independent public accountant of nationally recognized standing, selected by the Trustee, showing the calculation thereof; or

          (b) an Opinion of Counsel to the effect that, as a result of (i) the receipt by the Company from, or the publication by, the Internal Revenue Service of a ruling or (ii) a change in law occurring after the date of this certificate, the Holders of such Notes, or portions of the principal amount thereof, will not recognize income, gain or loss for United States federal income tax purposes as a result of the satisfaction and discharge of the Company's indebtedness in respect thereof and will be subject to United States federal income tax on the same amounts, at the same times and in the same manner as if such satisfaction and discharge had not been effected.

13. The Company agrees that for so long as any Notes are Outstanding, the occurrence of any default or similar event under the terms of the Company's 9% Exchangeable Subordinated Notes due 2012 (the "Subordinated Notes") (or any security of the Company or any Subsidiary issued directly or indirectly upon the conversion, exchange or extension (in whole or in part) of such Subordinated Notes) that results in the acceleration (or other mandatory repayment prior to the maturity date) of such Subordinated Notes or such other security or the failure to pay such Subordinated Notes or such other security at maturity shall constitute an Event of Default.

14. The Company agrees that for so long as any of the Notes shall remain Outstanding, without consent of the Holders of a majority in principal amount of Outstanding Notes, the Company shall not, and shall not permit any Subsidiary to, create, incur or assume any Lien upon any of their respective properties or assets in order to secure any Debt (other than Permitted Liens). The provisions of the preceding sentence shall not prohibit the creation, incurrence or assumption of any Lien if, contemporaneously therewith, either

          (a) the Company shall make effective provision whereby all Notes then Outstanding shall be secured equally and ratably with such other Debt with


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     a Lien on the same properties or assets (unless such other Debt is subordinated to the Notes, in which case all of the Notes then Outstanding will be secured prior to such other Debt with a Lien on the same properties or assets); or

          (b) the Company shall deliver to the Trustee bonds, notes or other evidences of indebtedness secured equally and ratably with such other Debt with a Lien on the same properties or assets (unless such other Debt is subordinated to the Notes, in which case all of the Notes then Outstanding will be secured prior to such other Debt with a Lien on the same properties or assets) (hereinafter called "Secured Obligations"):

               (i) in an aggregate principal amount equal to the aggregate principal amount of the Notes then Outstanding,

               (ii) maturing (or being subject to mandatory redemption) on such dates and in such principal amounts that, at each Stated Maturity of the Outstanding Notes, there shall mature (or be redeemed) Secured Obligations equal in principal amount to such Notes then to mature and

               (iii) containing, in addition to any mandatory redemption provisions applicable to all Secured Obligations outstanding under such Lien and any mandatory redemption provisions contained therein pursuant to clause (ii) above, mandatory redemption provisions correlative to the provisions, if any, for the mandatory redemption (pursuant to a sinking fund or otherwise) of the Notes or for the redemption thereof at the option of the Holder, as well as a provision for mandatory redemption upon an acceleration of the maturity of all Outstanding Notes following an Event of Default (such mandatory redemption to be rescinded upon the rescission of such acceleration);

     it being expressly understood that such Secured Obligations

          (x) may, but need not, bear interest,

          (y) may, but need not, contain provisions for the redemption thereof at the option of the issuer, any such redemption to be made at a redemption price or prices not less than the principal amount thereof and

          (z) shall be held by the Trustee for the benefit of the Holders of all Notes from time to time Outstanding subject to such terms and conditions relating to surrender to the Company, transfer restrictions, voting, application of payments of principal, premiums, if any, and interest and other matters as shall be set forth in an indenture supplemental hereto specifically providing for the delivery to the Trustee of such Secured Obligations.

15. The Company agrees that for so long as any Notes shall remain Outstanding, without the consent of the Holders of a majority in principal amount of the Outstanding Notes the Company shall not permit any Subsidiary to create, incur or assume any Debt other than Permitted Subsidiary Debt.


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16.  The Company agrees that for so long as any Notes shall remain Outstanding, without the consent of the Holders of a majority in principal amount of the Outstanding Notes and except for the sale of the properties and assets of the Company as an entirety or substantially as an entirety pursuant to Article Eleven of the Indenture, and other than properties or assets required to be sold to conform with governmental requirements, the Company shall not, and shall not permit any of its Subsidiaries to, consummate any Asset Sale, if the aggregate net book value of all such Asset Sales consummated during the four calendar quarters immediately preceding any date of determination would exceed 10% of the total assets of the Company and its consolidated Subsidiaries as shown on the Company's most recent quarterly audited or unaudited consolidated balance sheet; provided, however, that any such Asset Sale will be disregarded for purposes of the 10% limitation specified above

          (a) to the extent that such properties or assets are, in the Company's opinion, worn out or are not useful or necessary in connection with the operation of the business of the Company or its Subsidiaries;

          (b) to the extent such properties or assets are being transferred to a wholly-owned Subsidiary of the Company;

          (c) to the extent that the cash or other proceeds thereof

               (i) are, within 12 months of the consummation of such Asset Sale, invested or reinvested by the Company or any Subsidiary in a Permitted Business,

               (ii) are used by the Company or a Subsidiary to repay Debt of the Company or such Subsidiary, or

               (iii) are retained by the Company or any Subsidiary.

17. For purposes of paragraphs 14, 15 and 16 of this Officer's Certificate, each of the following terms shall have the meaning given:

     "Asset Sale" means any sale of any properties or assets of the Company or any Subsidiary including by way of the sale by the Company or any Subsidiary of equity interests in any Subsidiary or by way of a sale-leaseback or similar transaction; provided, however, that "Asset Sale" shall not include (i) any sales of accounts receivable, energy, fuel or other commodities or the right or obligation to purchase, or other contracts or derivatives associated with, energy, fuel or other commodities, (ii) any energy and commodity trading, marketing or risk management activities, (iii) any sale-leaseback or similar transaction that results in Debt or (iv) any sale-leaseback or similar transaction completed within twelve months from the later of the time the property that is the subject of such transaction is acquired and the time it is placed into commercial operation by the Company or any Subsidiary.

     "Capitalized Lease Liabilities" of any Person means the amount, if any, shown as liabilities on such Person's unconsolidated balance sheet for capitalized leases of property not owned by such Person, which amount shall be determined in accordance with generally accepted accounting principles


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     and practices applicable to the type of business in which such Person is engaged.

     "Debt," with respect to any Person, means

          (a) indebtedness of such Person for borrowed money evidenced by a bond, debenture, note or other similar written instrument or agreement by which such Person is obligated to repay such borrowed money,

          (b) Capitalized Lease Liabilities of such Person, and

          (c) any guaranty by such Person of any such indebtedness or Capitalized Lease Liabilities of another Person.

     However, "Debt" does not include, among other things,

          (x) indebtedness of such Person under any installment sale or conditional sale agreement or any other agreement relating to indebtedness for the deferred purchase price of property or services,

          (y) any trade obligations (including obligations under agreements relating to the purchase and sale of any commodity, including fuel or power purchase or sale agreements, tolling agreements, and any commodity, currency, interest rate, weather or other hedges or derivatives regardless of whether such transaction is a "financial" or physical transaction) or other obligations of such Person in the ordinary course of business, or

          (z) obligations of such Person under any lease agreement (including any lease intended as security), other than Capitalized Lease Liabilities.

     "Lien" means any lien, mortgage, deed of trust, pledge or security interest, in each case, intended to secure the repayment of Debt.

     "Permitted Business" means a business that is the same or similar to the business of the Company or any Subsidiary as of March 11, 2003, or any business reasonably related thereto.

     "Permitted Liens" means

          (a) any Liens existing at March 11, 2003;

          (b) any vendors' Liens, purchase money Liens and other Liens placed on property at, or within twelve months following the later of the date of acquisition of such property and the date such property is placed into commercial operation by the Company or any Subsidiary and Liens to secure or provide for the acquisition, construction, improvement, expansion or development of any property by the Company or any Subsidiary, provided that no such Lien in this clause (b) shall extend to or cover any other property of the Company or any Subsidiary;


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          (c) any Liens on cash or securities (other than equity interests issued by any Subsidiary) on hand or in banks or other financial institutions, deposit accounts and interests in general or limited partnerships (other than equity interests issued by any Subsidiary);

          (d) any Liens on property or equity interests, or arising out of any Debt, of any corporation existing at the time the corporation is merged into or consolidated with the Company or any Subsidiary;

          (e) any Liens in connection with the issuance of tax-exempt pollution control bonds or other similar bonds issued pursuant to Section 103(b) of the Internal Revenue Code of 1986, as amended (or any successor provision), and any taxable bonds that the Company intends to refinance with such tax-exempt bonds, to finance all or any part of the purchase price of or the cost of constructing, equipping or improving property, provided that such Liens are limited to the property acquired or constructed or improved and to substantially unimproved real property on which such construction or improvement is located; provided further, that the Company or any Subsidiary may further secure all or any part of such purchase price or the cost of construction or improvement by an interest on additional property of the Company or any Subsidiary only to the extent necessary for the construction, maintenance and operation of, and access to, such property so acquired or constructed or such improvement;

          (f) any Liens on contracts, leases and other agreements of whatsoever kind and nature; any Liens on contract rights, bills, notes and other instruments; any Liens on revenues, accounts, accounts receivable and unbilled revenues, claims, credits, demands and judgments; any Liens on governmental and other licenses, permits, franchises, consents and allowances; and any Liens on patents, patent licenses and other patent rights, patent applications, trade names, trademarks, copyrights, claims, credits, choses in action and other intangible property and general intangibles including, but not limited to, computer software;

          (g) any Liens, including in connection with sale-leaseback transactions, on natural gas, coal, lignite, oil or other mineral properties or nuclear fuel owned or leased by the Company or any Subsidiary;

          (h) any Liens on automobiles, buses, trucks and other similar vehicles and movable equipment; vessels, boats, barges and other marine equipment; airplanes, helicopters, aircraft engines and other flight equipment; and parts, accessories and supplies used in connection with any of the foregoing;

          (i) any Liens on furniture and furnishings, and computers, data processing, data storage, data transmission, telecommunications and other equipment, facilities and apparatus, which, in any case, are used primarily for administrative or clerical purposes;

          (j) any Liens on property that is the subject of a lease agreement (other than any lease agreement for which the Company or any Subsidiary has incurred Capitalized Lease Liabilities) designating the Company or any Subsidiary as lessee and all right, title and interest of the Company or


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     any Subsidiary in and to such property and in, to and under such lease agreement, whether or not such lease agreement is intended as security;

          (k) any Liens on the rights of (i) TXU Mining Company LP, or its successors, existing under the Operating Agreement, dated April 28, 1978, as amended by the Modification of Operating Agreement, dated April 20, 1979, among TXU Mining Company LP and TXU US Holdings Company (formerly TXU Electric Company, successor to Dallas Power & Light Company, Texas Electric Service Company and Texas Power & Light Company) and the Company, TXU Energy Retail Company LP and TXU Generation Company LP (pursuant to the Assumption Agreement, dated December 31, 2001, by and among TXU US Holdings Company, the Company, TXU Energy Retail Company LP and TXU Generation Company LP) (TXU Mining Operating Agreement), and as it may be amended from time to time, or (ii) TXU Fuel Company, or its successors, existing under the Operating Agreement, dated December 15, 1976, between TXU Fuel Company and Dallas Power & Light Company, Texas Electric Service Company and Texas Power & Light Company (TXU Fuel Operating Agreement), as it may be amended from time to time; provided that any amendment of the TXU Mining Operating Agreement or the TXU Fuel Operating Agreement shall not increase the scope of any Liens permitted under this clause (k);

          (l) any other Liens securing Debt, provided that the sum of (i) the aggregate principal amount of the Debt of the Company and any Subsidiary secured by such Liens, plus (ii) the aggregate principal amount of Debt of Subsidiaries issued under clause (e) of the definition of Permitted Subsidiary Debt, does not exceed 10% of the total assets of the Company and its consolidated Subsidiaries as shown on the Company's most recent quarterly audited or unaudited consolidated balance sheet; and provided further that in so calculating the total amount of Debt for purposes of this clause (l), no Debt (whether or not secured) shall be counted more than once; and

          (m) any Liens granted in connection with extending, renewing, replacing or refinancing, in whole or in part, the Debt secured by Liens described in the foregoing clauses (a) through (l), to the extent of the principal amount of the Debt so extended, renewed, replaced or refinanced.

     In determining whether any Lien is a Permitted Lien, the Company may rely on one or more of clauses (a) through (m) of this definition of Permitted Lien with respect to such Lien.

     "Permitted Subsidiary Debt" means:

          (a) any Debt existing at March 11, 2003;

          (b) any Debt incurred at the time of, or within twelve months following the later of the acquisition of property and the placement of such property into commercial operation by the Subsidiary, or incurred to provide for the construction, improvement, expansion or development of property, provided that no such Debt shall be incurred in an amount greater


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     than the fair value of the property so acquired, constructed, improved, expanded or developed;

          (c) any Debt of any corporation existing at the time the corporation was merged into or consolidated with the Subsidiary;

          (d) and Debt incurred in connection with borrowings from the Company or any wholly-owned subsidiary of the Company;

          (e) any other Debt (whether or not secured), provided that the sum of
     (i) the aggregate principal amount of the Debt of the Company and any Subsidiary issued pursuant to clause (l) of the definition of Permitted Liens, plus (ii) the aggregate principal amount of Debt of Subsidiaries issued pursuant to this clause (e), does not exceed 10% of the total assets of the Company and its consolidated Subsidiaries as shown on the Company's most recent quarterly audited or unaudited consolidated balance sheet; and provided further that in so calculating the total amount of Debt for purposes of this clause (e), no Debt (whether or not secured) shall be counted more than once; and

          (f) any Debt incurred in connection with extending, renewing, replacing or refinancing, in whole or in part, the Debt described in the foregoing clauses (a) through (e), to the extent of the principal amount of the Debt so extended, renewed, replaced or refinanced.

     In determining whether any Debt is Permitted Subsidiary Debt, the Company may rely on one or more of clauses (a) through (f) of this definition of Permitted Subsidiary Debt with respect to such Debt.

18. The Eligible Obligations with respect to the Notes of each series shall be Government Obligations.

19. The Notes shall have such other terms and provisions as are provided in the form thereof set forth in Exhibit A hereto.

20. The undersigned has read all of the covenants and conditions contained in the Indenture relating to the issuance of the Notes and the definitions in the Indenture relating thereto and in respect of compliance with which this certificate is made.

21. The statements contained in this certificate are based upon the familiarity of the undersigned with the Indenture, the documents accompanying this certificate, and upon discussions by the undersigned with officers and employees of the Company familiar with the matters set forth herein.

22. In the opinion of the undersigned, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenants and conditions have been complied with.

23. In the opinion of the undersigned, such conditions and covenants and conditions precedent, if any, provided for in the Indenture (including any covenants compliance with which constitutes a condition precedent),


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     relating to the authentication and delivery of the Notes requested in the accompanying Company Order have been complied with.


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     IN WITNESS WHEREOF, I have executed this Officer's Certificate this 11th day of March, 2003.

                         By:           /s/ Kirk R. Oliver
                            --------------------------------------------
                               Name:       Kirk R. Oliver
                                      ----------------------------------
                               Title:  Treasurer and Assistant Secretary
                                      ----------------------------------


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                                                                       EXHIBIT A


                               [FORM OF 2008 NOTE]

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]


                            [non-registration legend]


"THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF TXU ENERGY COMPANY LLC (THE "COMPANY") THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED OTHER THAN (A)(1) TO THE COMPANY, (2) IN A TRANSACTION ENTITLED TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, (3) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (4) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (5) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a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

APPLICABLE SECURITIES LAWS OF EACH STATE OF THE UNITED STATES. AN INSTITUTIONAL ACCREDITED INVESTOR HOLDING THIS SECURITY AGREES IT WILL FURNISH TO THE COMPANY AND THE TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT ANY TRANSFER BY IT OF THIS SECURITY COMPLIES WITH THE FOREGOING RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OR (2) AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT AND THAT IT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF, OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH
(k)(2) OF RULE 902 UNDER, REGULATION S UNDER THE SECURITIES ACT."


                          [registration rights legend]


     The Holder of this Security, by acceptance hereof, will be deemed to have agreed to be bound by the provisions of the Registration Rights Agreement dated March 11, 2003, among the Company and the initial purchasers of this Security.


NO._______________                                         CUSIP NO. ___________


                             TXU ENERGY COMPANY LLC

                           6.125% SENIOR NOTE DUE 2008

     TXU ENERGY COMPANY LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (herein referred to as the "Company", which term includes any successor Person under the Indenture referred to below), for value received, hereby promises to pay to or registered assigns, the principal sum of ____________________ Dollars ($__________) on March 15, 2008, and to pay interest on said principal sum semi-annually in arrears on March 15 and September 15 of each year commencing September 15, 2003 (each an "Interest Payment Date") at the rate of 6.125% per annum, until the principal hereof is paid or made available for payment. Interest on the Securities of this series will accrue from and including
March 11, 2003, to and excluding the first Interest Payment Date, and thereafter will accrue from and including the last Interest Payment Date to which interest has been paid or duly provided for. No interest will accrue on the Securities of this series with respect to the day on which the Securities of this series mature. In the event that any Interest Payment Date is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of such delay) with the same force and effect as if made on the Interest Payment

Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the 15th calendar day next preceding the relevant Interest Payment Date (each a "Regular Record Date"), immediately preceding such Interest Payment Date, except that interest payable at Maturity will be payable to the Person to whom principal shall be paid. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture referred to herein.

     Payment of the principal of (and premium, if any) and interest at Maturity on this Security shall be made upon presentation of this Security at the office or agency of the Company maintained for that purpose in The City of New York, in the State of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, interest on this Security (other than interest payable at Maturity) may be paid by check mailed to the address of the person entitled thereto, as such address shall appear on the Security Register, and provided, further, that if such person is a securities depositary, such payment may be made by such other means in lieu of check as shall be agreed upon by the Company, the Trustee and such person.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture and in the Officer's Certificate establishing the terms of the Securities of this series.

     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture (For Unsecured Debt Securities), dated as of March 1, 2003 (herein, together with any amendments or supplements thereto, called the "Indenture," which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture, including the Board Resolutions and Officer's Certificate creating the series designated on the face hereof, for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The acceptance of this Security shall be deemed to constitute the consent and agreement by the Holder thereof to all of the terms and provisions of the Indenture. This Security is one of the series designated on the face hereof.

     This Security is subject to redemption at the election of the Company, in whole at any time or in part from time to time, at a redemption price as calculated by the Company equal to the greater of

          (1) 100% of the principal amount of the Securities of this series being redeemed, and

          (2) the sum of the present values of the remaining scheduled payments of principal and interest (excluding the portion of any such interest accrued to the Redemption Date) on the Securities of this series being redeemed, discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 37.5 basis points, plus, in each case, accrued interest on those Securities of this series to the Redemption Date.

     "Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

     "Comparable Treasury Issue" means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series to be redeemed.

     "Comparable Treasury Price" means, with respect to any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such Redemption Date, as set forth in the H. 15 Daily Update of the Federal Reserve Bank or (ii) if such release (or any successor release) is not published or does not contain prices on such Business Day, the Reference Treasury Dealer Quotation actually determined by the Trustee for such Redemption Date.

     "H.15(519)" means the weekly statistical release entitled "H.15 (519) Selected Interest Rates", or any successor publication, published by the Board of Governors of the Federal Reserve System.

     "H.15 Daily Update" means the daily update of H.15(519) available through the worldwide website of the Board of Governors of the Federal Reserve System or any successor site or publication.

     "Independent Investment Banker" means the Reference Treasury Dealer.

     "Reference Treasury Dealer" means Lehman Brothers Inc., and its successors; provided, however, that if the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

     "Reference Treasury Dealer Quotation" means, with respect to the Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by the Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date.

     The Company shall deliver to the Trustee before any Redemption Date for the Securities of this series its calculation of the Redemption Price applicable to such redemption. Except with respect to the obligations of the Trustee expressly set forth in the foregoing definitions of "Comparable Treasury Issue" and "Comparable Treasury Price," the Trustee shall be under no duty to inquire into, may presume the correctness of, and shall be fully protected in acting upon the Company's calculation of any Redemption Price of the Securities of this series.

     In lieu of stating the Redemption Price, notices of redemption of the Securities of this series shall state substantially the following: "The Redemption Price of the Securities of this series to be redeemed shall equal the sum of (a) the greater of (i) 100% of the principal amount of such Securities of this series, and (ii) the sum of the present values of the remaining scheduled payments of principal and interest (excluding the portion of any such interest accrued to the Redemption Date) on the Securities of this series being redeemed, discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 37.5 basis points, and (b) accrued interest on the principal amount hereof to the Redemption Date."

     Notice of redemption (other than at the option of the Holder) shall be given by mail to Holders of Securities, not less than 30 days prior to the Redemption Date, all as provided in the Indenture. As provided in the Indenture, notice of redemption at the election of the Company as aforesaid may state that such redemption shall be conditional upon the receipt by the applicable Paying Agent or Agents of money sufficient to pay the principal of and premium, if any, and interest, if any, on this Security on or prior to the Redemption Date; a notice of redemption so conditioned shall be of no force or effect if such money is not so received and, in such event, the Company shall not be required to redeem this Security.

     In the event of redemption of this Security in part only, a new Security or Securities of this series of like tenor representing the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

     The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security upon compliance with certain conditions set forth in the Indenture.

     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected. The Indenture contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of all series then Outstanding to waive compliance by the Company with certain provisions of the Indenture. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein and herein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor and of authorized denominations, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Company shall not be required to execute and the Security Registrar shall not be required to register the transfer of or exchange of (a) Securities of this series during a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities of this series called for redemption or (b) any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part. The Company shall not be required to make transfers or exchanges of the Securities of this series for a period of 15 days next preceding an Interest Payment Date.

     The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     Each Holder shall be deemed to understand that the offer and sale of the Securities of this series have not been registered under the Securities Act and that the Securities of this series may not be offered or sold except as permitted in the following sentence. Each Holder shall be deemed to agree, on its own behalf and on behalf of any accounts for which it is acting as hereinafter stated, that if such Holder sells any Securities of this series, such Holder will do so only (A) to the Company, (B) to a person whom it reasonably believes is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (C) to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or
(7) under the Securities Act) that, prior to such transfer, furnishes to the Trustee a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Securities of this series, (D) in an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), (F) in accordance with another applicable exemption from the registration requirements of the Securities Act (and based upon an Opinion of Counsel acceptable to the Company) or (G) pursuant to an effective registration statement under the Securities Act, and each Holder is further deemed to agree to provide to any person purchasing any of the Securities of this series from it a notice advising such purchaser that resales of the Securities of this series are restricted as stated herein.

     Each Holder shall be deemed to understand that, on any proposed resale of any Securities of this series pursuant to the exemption from registration under Rule 144 under the Securities Act, any Holder making any such proposed resale will be required to furnish to the Trustee and Company such certifications, legal opinions and other information as the Trustee and Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions.

     This Security shall be governed by and construed in accordance with the laws of the State of New York (including without limitation Section 5-1401 of the New York General Obligations Law or any successor to such statute), except to the extent that the Trust Indenture Act shall be applicable.

     As provided in the Indenture, no recourse shall be had for the payment of the principal of or premium, if any, or interest, if any, on any Securities or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against any incorporator, shareholder, member, limited partner, officer, manager or director, as such, past, present or future of the Company or of any predecessor or successor of the Company (either directly or through the Company or a predecessor or successor of the Company), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, any incorporator, shareholder, member, limited partner, officer, manager or director, past, present or future, of the Company or of any predecessor or successor of the Company, either directly or indirectly through the Company or any predecessor or successor of the Company, because of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants or agreements contained in the Indenture or in any of the Securities or to be implied therefrom or herefrom, and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.


                                          TXU ENERGY COMPANY LLC


                                          By:___________________________________



                     [FORM OF CERTIFICATE OF AUTHENTICATION]

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:


                                          THE BANK OF NEW YORK, as Trustee


                                          By:___________________________________
                                                    Authorized Signatory

                            [CERTIFICATE OF TRANSFER]


                           6.125% SENIOR NOTE DUE 2008



          FOR VALUE RECEIVED, the undersigned sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

     Name and address of assignee must be printed or typewritten.


the within Security of the Company and does hereby irrevocably constitute and appoint
--------------------------------------------------------------------------------

to transfer the said Security on the books of the within-named Company, with full power of substitution in the premises.

The undersigned certifies that said Security is being resold, pledged or otherwise transferred as follows: (check one)

[ ]  to the Company;

[ ] to a Person whom the undersigned reasonably believes is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") purchasing for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or other transfer is being made in reliance on Rule 144A;

[ ] in an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act;

[ ] to an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act that is acquiring this Security for investment purposes and not for distribution (attach a copy of an Accredited Investor Certificate in the form annexed signed by an authorized officer of the transferee);

[ ] as otherwise permitted by the non-registration legend appearing on this Security; or

[ ] as otherwise agreed by the Company, confirmed in writing to the Trustee, as follows: [describe]

Dated:

                    [FORM OF ACCREDITED INVESTOR CERTIFICATE]



[Transferor Name and Address]


Ladies and Gentlemen:

     In connection with our proposed purchase of 6.125% Senior Notes due 2008 (the "Notes") issued by TXU Energy Company LLC ("Issuer"), we confirm that:

     1. We have received a copy of the offering memorandum (the "Offering Memorandum") relating to the Notes and such other information as we deem necessary in order to make our investment decision. We acknowledge that we have read and agree to the matters stated under the caption NOTICE TO INVESTORS in such Offering Memorandum, and the restrictions on duplication or circulation of, or disclosure relating to, such Offering Memorandum.

     2. `We understand that any subsequent transfer of the Notes is subject to certain restrictions and conditions set forth in the indenture relating to the Notes (the "Indenture") and that any subsequent transfer of the Notes is subject to certain restrictions and conditions set forth under TRANSFER RESTRICTIONS in the Offering Memorandum and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes except in compliance with such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act").

     3. We understand that the offer and sale of the Notes have not been registered under the Securities Act, and that the Notes may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we sell any Notes, we will do so only (A) to the Company, (B) to a person whom we reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (C) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes to the Trustee (as defined in the Indenture) a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Notes (substantially in the form of this letter), (D) in an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), (F) in accordance with another applicable exemption from the registration requirements of the Securities Act, or (G) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing any of the Notes from us a notice advising such purchaser that resales of the Notes are restricted as stated herein.

     4. We understand that, on any proposed resale of any Notes, we will be required to furnish to the Trustee and Issuer such certifications, legal opinions and other information as the Trustee and Issuer may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Notes purchased by us will bear a legend to the foregoing effect.

     5. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which are acting are each able to bear the economic risk of our or its investment.

     6. We are acquiring the Notes purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

     You, the Issuer and the Trustee are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                          Very truly yours,


                                          By:__________________________
                                             Name:
                                             Title:

                                                                       EXHIBIT B


                               [FORM OF 2013 NOTE]

[Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]


                            [non-registration legend]


"THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF TXU ENERGY COMPANY LLC (THE "COMPANY") THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED OTHER THAN (A)(1) TO THE COMPANY, (2) IN A TRANSACTION ENTITLED TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, (3) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (4) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (5) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a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

APPLICABLE SECURITIES LAWS OF EACH STATE OF THE UNITED STATES. AN INSTITUTIONAL ACCREDITED INVESTOR HOLDING THIS SECURITY AGREES IT WILL FURNISH TO THE COMPANY AND THE TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT ANY TRANSFER BY IT OF THIS SECURITY COMPLIES WITH THE FOREGOING RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OR (2) AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT AND THAT IT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF, OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF
PARAGRAPH (k)(2) OF RULE 902 UNDER, REGULATION S UNDER THE SECURITIES ACT."


                          [registration rights legend]


     The Holder of this Security, by acceptance hereof, will be deemed to have agreed to be bound by the provisions of the Registration Rights Agreement dated March 11, 2003, among the Company and the initial purchasers of this Security.


NO._______________                                         CUSIP NO. ___________


                             TXU ENERGY COMPANY LLC

                           7.000% SENIOR NOTE DUE 2013

     TXU ENERGY COMPANY LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (herein referred to as the "Company", which term includes any successor Person under the Indenture referred to below), for value received, hereby promises to pay to or registered assigns, the principal sum of ____________________ Dollars ($__________) on March 15, 2013, and to pay interest on said principal sum semi-annually in arrears on March 15 and September 15 of each year commencing September 15, 2003 (each an "Interest Payment Date") at the rate of 7.000% per annum, until the principal hereof is paid or made available for payment. Interest on the Securities of this series will accrue from and including
March 11, 2003, to and excluding the first Interest Payment Date, and thereafter will accrue from and including the last Interest Payment Date to which interest has been paid or duly provided for. No interest will accrue on the Securities of this series with respect to the day on which the Securities of this series mature. In the event that any Interest Payment Date is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of such delay) with the same force and effect as if made on the Interest Payment

Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the 15th calendar day next preceding the relevant Interest Payment Date (each a "Regular Record Date"), immediately preceding such Interest Payment Date, except that interest payable at Maturity will be payable to the Person to whom principal shall be paid. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture referred to herein.

     Payment of the principal of (and premium, if any) and interest at Maturity on this Security shall be made upon presentation of this Security at the office or agency of the Company maintained for that purpose in The City of New York, in the State of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, interest on this Security (other than interest payable at Maturity) may be paid by check mailed to the address of the person entitled thereto, as such address shall appear on the Security Register, and provided, further, that if such person is a securities depositary, such payment may be made by such other means in lieu of check as shall be agreed upon by the Company, the Trustee and such person.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture and in the Officer's Certificate establishing the terms of the Securities of this series.

     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture (For Unsecured Debt Securities), dated as of March 1, 2003 (herein, together with any amendments or supplements thereto, called the "Indenture," which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture, including the Board Resolutions and Officer's Certificate creating the series designated on the face hereof, for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The acceptance of this Security shall be deemed to constitute the consent and agreement by the Holder thereof to all of the terms and provisions of the Indenture. This Security is one of the series designated on the face hereof.

     This Security is subject to redemption at the election of the Company, in whole at any time or in part from time to time, at a redemption price as calculated by the Company equal to the greater of

          (1) 100% of the principal amount of the Securities of this series being redeemed, and

          (2) the sum of the present values of the remaining scheduled payments of principal and interest (excluding the portion of any such interest accrued to the Redemption Date) on the Securities of this series being redeemed, discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 50 basis points, plus, in each case, accrued interest on those Securities of this series to the Redemption Date.

     "Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

     "Comparable Treasury Issue" means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series to be redeemed.

     "Comparable Treasury Price" means, with respect to any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such Redemption Date, as set forth in the H. 15 Daily Update of the Federal Reserve Bank or (ii) if such release (or any successor release) is not published or does not contain prices on such Business Day, the Reference Treasury Dealer Quotation actually determined by the Trustee for such Redemption Date.

     "H.15(519)" means the weekly statistical release entitled "H.15 (519) Selected Interest Rates", or any successor publication, published by the Board of Governors of the Federal Reserve System.

     "H.15 Daily Update" means the daily update of H.15(519) available through the worldwide website of the Board of Governors of the Federal Reserve System or any successor site or publication.

     "Independent Investment Banker" means the Reference Treasury Dealer.

     "Reference Treasury Dealer" means Lehman Brothers Inc., and its successors; provided, however, that if the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

     "Reference Treasury Dealer Quotation" means, with respect to the Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue

(expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by the Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date.

     The Company shall deliver to the Trustee before any Redemption Date for the Securities of this series its calculation of the Redemption Price applicable to such redemption. Except with respect to the obligations of the Trustee expressly set forth in the foregoing definitions of "Comparable Treasury Issue" and "Comparable Treasury Price," the Trustee shall be under no duty to inquire into, may presume the correctness of, and shall be fully protected in acting upon the Company's calculation of any Redemption Price of the Securities of this series.

     In lieu of stating the Redemption Price, notices of redemption of the Securities of this series shall state substantially the following: "The Redemption Price of the Securities of this series to be redeemed shall equal the sum of (a) the greater of (i) 100% of the principal amount of such Securities of this series, and (ii) the sum of the present values of the remaining scheduled payments of principal and interest (excluding the portion of any such interest accrued to the Redemption Date) on the Securities of this series being redeemed, discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 50 basis points, and (b) accrued interest on the principal amount hereof to the Redemption Date."

     Notice of redemption (other than at the option of the Holder) shall be given by mail to Holders of Securities, not less than 30 days prior to the Redemption Date, all as provided in the Indenture. As provided in the Indenture, notice of redemption at the election of the Company as aforesaid may state that such redemption shall be conditional upon the receipt by the applicable Paying Agent or Agents of money sufficient to pay the principal of and premium, if any, and interest, if any, on this Security on or prior to the Redemption Date; a notice of redemption so conditioned shall be of no force or effect if such money is not so received and, in such event, the Company shall not be required to redeem this Security.

     In the event of redemption of this Security in part only, a new Security or Securities of this series of like tenor representing the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

     The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security upon compliance with certain conditions set forth in the Indenture.

     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected. The Indenture contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of all series then Outstanding to waive compliance by the Company with certain provisions of the Indenture. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein and herein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor and of authorized denominations, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Company shall not be required to execute and the Security Registrar shall not be required to register the transfer of or exchange of (a) Securities of this series during a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities of this series called for redemption or (b) any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part. The Company shall not be required to make transfers or exchanges of the Securities of this series for a period of 15 days next preceding an Interest Payment Date.

     The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     Each Holder shall be deemed to understand that the offer and sale of the Securities of this series have not been registered under the Securities Act and that the Securities of this series may not be offered or sold except as permitted in the following sentence. Each Holder shall be deemed to agree, on its own behalf and on behalf of any accounts for which it is acting as hereinafter stated, that if such Holder sells any Securities of this series, such Holder will do so only (A) to the Company, (B) to a person whom it reasonably believes is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (C) to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or
(7) under the Securities Act) that, prior to such transfer, furnishes to the Trustee a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Securities of this series, (D) in an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), (F) in accordance with another applicable exemption from the registration requirements of the Securities Act (and based upon an Opinion of Counsel acceptable to the Company) or (G) pursuant to an effective registration statement under the Securities Act, and each Holder is further deemed to agree to provide to any person purchasing any of the Securities of this series from it a notice advising such purchaser that resales of the Securities of this series are restricted as stated herein.

     Each Holder shall be deemed to understand that, on any proposed resale of any Securities of this series pursuant to the exemption from registration under Rule 144 under the Securities Act, any Holder making any such proposed resale will be required to furnish to the Trustee and Company such certifications, legal opinions and other information as the Trustee and Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions.

     This Security shall be governed by and construed in accordance with the laws of the State of New York (including without limitation Section 5-1401 of the New York General Obligations Law or any successor to such statute), except to the extent that the Trust Indenture Act shall be applicable.

     As provided in the Indenture, no recourse shall be had for the payment of the principal of or premium, if any, or interest, if any, on any Securities or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against any incorporator, shareholder, member, limited partner, officer, manager or director, as such, past, present or future of the Company or of any predecessor or successor of the Company (either directly or through the Company or a predecessor or successor of the Company), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, any incorporator, shareholder, member, limited partner, officer, manager or director, past, present or future, of the Company or of any predecessor or successor of the Company, either directly or indirectly through the Company or any predecessor or successor of the Company, because of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants or agreements contained in the Indenture or in any of the Securities or to be implied therefrom or herefrom, and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.


                                          TXU ENERGY COMPANY LLC


                                          By:___________________________________



                     [FORM OF CERTIFICATE OF AUTHENTICATION]

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:


                                          THE BANK OF NEW YORK, as Trustee


                                          By:___________________________________
                                                    Authorized Signatory

                            [CERTIFICATE OF TRANSFER]


                           7.000% SENIOR NOTE DUE 2013



     FOR VALUE RECEIVED, the undersigned sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

     Name and address of assignee must be printed or typewritten.


the within Security of the Company and does hereby irrevocably constitute and appoint
--------------------------------------------------------------------------------

to transfer the said Security on the books of the within-named Company, with full power of substitution in the premises.

The undersigned certifies that said Security is being resold, pledged or otherwise transferred as follows: (check one)

[ ]  to the Company;

[ ] to a Person whom the undersigned reasonably believes is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") purchasing for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or other transfer is being made in reliance on Rule 144A;

[ ] in an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act;

[ ] to an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act that is acquiring this Security for investment purposes and not for distribution (attach a copy of an Accredited Investor Certificate in the form annexed signed by an authorized officer of the transferee);

[ ] as otherwise permitted by the non-registration legend appearing on this Security; or

[ ] as otherwise agreed by the Company, confirmed in writing to the Trustee, as follows: [describe]

Dated:

                    [FORM OF ACCREDITED INVESTOR CERTIFICATE]



[Transferor Name and Address]


Ladies and Gentlemen:

     In connection with our proposed purchase of 7.000% Senior Notes due 2013 (the "Notes") issued by TXU Energy Company LLC ("Issuer"), we confirm that:

     1. We have received a copy of the offering memorandum (the "Offering Memorandum") relating to the Notes and such other information as we deem necessary in order to make our investment decision. We acknowledge that we have read and agree to the matters stated under the caption NOTICE TO INVESTORS in such Offering Memorandum, and the restrictions on duplication or circulation of, or disclosure relating to, such Offering Memorandum.

     2. We understand that any subsequent transfer of the Notes is subject to certain restrictions and conditions set forth in the indenture relating to the Notes (the "Indenture") and that any subsequent transfer of the Notes is subject to certain restrictions and conditions set forth under TRANSFER RESTRICTIONS in the Offering Memorandum and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes except in compliance with such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act").

     3. We understand that the offer and sale of the Notes have not been registered under the Securities Act, and that the Notes may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we sell any Notes, we will do so only (A) to the Company, (B) to a person whom we reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (C) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes to the Trustee (as defined in the Indenture) a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Notes (substantially in the form of this letter), (D) in an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), (F) in accordance with another applicable exemption from the registration requirements of the Securities Act, or (G) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing any of the Notes from us a notice advising such purchaser that resales of the Notes are restricted as stated herein.

     4. We understand that, on any proposed resale of any Notes, we will be required to furnish to the Trustee and Issuer such certifications, legal opinions and other information as the Trustee and Issuer may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Notes purchased by us will bear a legend to the foregoing effect.

     5. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which are acting are each able to bear the economic risk of our or its investment.

     6. We are acquiring the Notes purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

     You, the Issuer and the Trustee are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                          Very truly yours,


                                          By:__________________________
                                             Name:
                                             Title:

                                                                       EXHIBIT C


                            [CERTIFICATE OF TRANSFER]



                              TXU ELECTRIC COMPANY


                           ____% SENIOR NOTE DUE 20__



     FOR VALUE RECEIVED, the undersigned sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

     Name and address of assignee must be printed or typewritten.


$
--------------------------------------------------------------------------------
principal amount of beneficial interest in the referenced Security of the Company and does hereby irrevocably constitute and appoint to transfer the said beneficial interest in such Security, with full power of substitution in the premises.

The undersigned certifies that said beneficial interest in said Security is being resold, pledged or otherwise transferred as follows: (check one)

[ ]  to the Company;

[ ] to a Person whom the undersigned reasonably believes is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") purchasing for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or other transfer is being made in reliance on Rule 144A;

[ ] in an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act;

[ ] to an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act that is acquiring this Security for investment purposes and not for distribution; (attach a copy of an Accredited Investor Certificate in the form annexed signed by an authorized officer of the transferee);

[ ] as otherwise permitted by the non-registration legend appearing on this Security; or

[ ] as otherwise agreed by the Company, confirmed in writing to the Trustee, as follows: [describe]



Dated:

All terms used in this certificate which are defined in the Indenture pursuant to which said Security was issued shall have the meanings assigned to them in the Indenture.

                    [FORM OF ACCREDITED INVESTOR CERTIFICATE]



[Transferor Name and Address]


Ladies and Gentlemen:

     In connection with our proposed purchase of ____% Senior Notes due ____ (the "Notes") issued by TXU Energy Company LLC ("Issuer"), we confirm that:

     1. We have received a copy of the offering memorandum (the "Offering Memorandum") relating to the Notes and such other information as we deem necessary in order to make our investment decision. We acknowledge that we have read and agree to the matters stated under the caption NOTICE TO INVESTORS in such Offering Memorandum, and the restrictions on duplication or circulation of, or disclosure relating to, such Offering Memorandum.

     2. We understand that any subsequent transfer of the Notes is subject to certain restrictions and conditions set forth in the indenture relating to the Notes (the "Indenture") and that any subsequent transfer of the Notes is subject to certain restrictions and conditions set forth under NOTICE TO INVESTORS in the Offering Memorandum and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes except in compliance with such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act").

     3. We understand that the offer and sale of the Notes have not been registered under the Securities Act, and that the Notes may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we sell any Notes, we will do so only (A) to the Company, (B) to a person whom we reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (C) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes to the Trustee (as defined in the Indenture) a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Notes (substantially in the form of this letter), (D) in an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), (F) in accordance with another applicable exemption from the registration requirements of the Securities Act, or (G) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing any of the Notes from us a notice advising such purchaser that resales of the Notes are restricted as stated herein.

     4. We understand that, on any proposed resale of any Notes, we will be required to furnish to the Trustee and Issuer such certifications, legal opinions and other information as the Trustee and Issuer may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We


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further understand that the Notes purchased by us will bear a legend to the foregoing effect.

     5. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which are acting are each able to bear the economic risk of our or its investment.

     6. We are acquiring the Notes purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

     You, the Issuer and the Trustee are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                          Very truly yours,


                                          By:__________________________
                                             Name:
                                             Title:


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